Exceptional items	12 Months Ended
Jun. 30, 2025
Exceptional items
Exceptional items
6	Exceptional items

	2025	2024	2023
	£’000	£’000	£’000
Club restructuring and redundancy costs	(19,731)	—	—
Costs associated with loss of office	(16,895)	(12,334)	—
Costs related to strategic review and share sale agreement with Trawlers Limited	—	(34,574)	—
Football League pension scheme deficit (Note 29)	—	(870)	—
	(36,626)	(47,778)	—

Exceptional items for the year ended 30 June 2025 comprises costs related to the club’s operational transformation plan, including two redundancy programs, as well as costs associated with the departure of former men’s first team manager Erik ten Hag and various members of football and senior staff.

Exceptional items for the year ended 30 June 2024 is comprised of costs related to the Trawlers Transaction and compensation for loss of office charges for changes in management as a result of the transaction. Additionally, exceptional items for the year ended 30 June 2024 include a charge in relation to the revised deficit of The Football League Pension scheme pursuant to the latest triennial actuarial valuation.

(i)	Accounting policy

Exceptional items are disclosed separately in the financial statements where necessary to provide further understanding of the financial performance of the Group and their inclusion would not be indicative of the ordinary trading performance of the business. They are material items of income or expense that have been shown separately due to the significance of their nature or amount.